Life or Disability Insurance
                                  Application

                                     PART B
                        (Parts A & C MUST be completed)


       For use with all Traditional Process Life or Disability Insurance
                           New Business Applications


                                      LOGO
                                   Principal
                                    Financial
                                      Group

                        Principal Life Insurance Company
                           Des Moines, IA 50392-0001


LOGO

Principal
  Financial                                         Mailing Address:                Principal Life            Insurance
  Group                                             Des Moines, IA 50392-0001       Insurance Company         Application

Proposed Insured
                     -------------------------------------------------------------------------------------------------------
D.O.B. / / Policy Number (If known)
          -----  ------  --------                               ------------------------------------------------------------

PART B
All references to "you" mean the Proposed Insured.

ACTIVITIES/HEALTH HABITS
----------------------------------------------------------------------------------------------------------------------------
   1. In the last five years have you, or do you have plans to:
      a. be a member of any armed forces or military unit?...........................................          Yes       No
      b. pilot any type of aircraft?.................................................................          Yes       No
      c. engage in scuba/skin diving, motor vehicle racing, skydiving or any other hazardous
         sporting activity?..........................................................................          Yes       No
      d. live outside the United States or Canada? (If yes, explain below)...........................          Yes       No
      e. travel outside the United States or Canada? (If yes, explain below).........................          Yes       No
   2. In the last five years have you:
      a. been in a motor vehicle accident, been charged with driving while intoxicated or had
         more than one moving violation? (If yes, explain below).....................................          Yes       No
      b. been on parole or probation or charged with a felony or misdemeanor?
         (If yes, explain below).....................................................................          Yes       No
   3. In the last ten years have you used any tobacco or nicotine products?..........................          Yes       No
      (Indicate date last used and amount per day)
      a. cigarettes                                                             d. pipe
                        ------------------------------------------                ------------------------------------------
      b. cigars                                                                 e. chewing tobacco/snuff
                    ----------------------------------------------                                   -----------------------
      c. nicotine patch/gum                                                     f. other
                                  --------------------------------                 -----------------------------------------
   4. In the last ten years have you consumed alcoholic beverages?...................................          Yes       No
      If yes, date last used?                         Number of drinks per week:
                               ---------------------                                 ---------------------------------------
   5. In the last ten years have you used cocaine, marijuana, methamphetamines,  barbiturates
      or other controlled substances?................................................................          Yes       No
   6. Have you ever been advised to limit or discontinue the use of alcohol or drugs; or sought
      or received treatment because of your alcohol or drug use?.....................................          Yes       No

DETAILS TO QUESTIONS 1-6
----------------------------------------------------------------------------------------------------------------------------
   Quest. # Include dates and details as requested above.

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AA 1800                                                                                                              Page 5

Principal
 Financial                                          Mailing Address:                Principal Life            Insurance
 Group                                              Des Moines, IA 50392-0001       Insurance Company         Application

Proposed Insured
                     -------------------------------------------------------------------------------------------------------
D.O.B. / / Policy Number (If known)
          -----  ------  --------                               ------------------------------------------------------------

PART B - (Continued)

INCOME/OCCUPATION
For Life, complete questions 7 and 8. For DI, complete questions 8-17. In all cases, Part B continues on the next page.
-----------------------------------------------------------------------------------------------------------------------------
   7.  Annual income from occupation $                                       Other Income $
                                            -------------------------------                    ------------------------------
       Source of other income                                            Net Worth (Assets - Liabilities) $
                                 -------------------------------------                                       ----------------
   8. Primary occupation Employer
                             -----------------------------------------              -----------------------------------------
   9.  Current Employment Information
       a. Type of business or industry
                                          -----------------------------------------------------------------------------------
       b. Job title
                    ---------------------------------------------------------------------------------------------------------
       c. What are your job activities and percentage of time spent in each?
                                                                                   ------------------------------------------

          -------------------------------------------------------------------------------------------------------------------

          -------------------------------------------------------------------------------------------------------------------
       d. How many hours do you usually work per week in your primary job?
                                                                                    -----------------------------------------
       e. Total number of employees: Full-time Part-time Sub-contracted
                                                    --------------            --------------                  ---------------
       f. How many employees do you supervise?
                                                        ----------------------
   10. How long have you been employed by your current employer?                               (If less than three years,
                                                                           -------------------
       provide details below, e.g., employers, occupations and dates for last five years.)
   11. Do you work out of your home? (If yes, how many hours per week?                             )           Yes       No
                                                                                ------------------
   12. Do you have any other part-time or full-time jobs? (If yes, explain below)....................          Yes       No
   13. Are you actively at work on a full-time basis without medical restriction?
       (If no, explain below)........................................................................          Yes       No
   14. Do you intend to change jobs or employment in the next 6 months? (If yes,
       explain below)................................................................................          Yes       No
   15. Have you ever requested or received any type of disability benefits (including workers'
       compensation and state disability) for an injury or illness? (If yes, explain below)..........          Yes       No
   16. Do you have an ownership interest in any business you work for?...............................          Yes       No
       If yes, ownership percentage             length of ownership
                                       -------                        -------------------------------------------------------
       Type of business:        C Corporation              S Corporation                      Partnership
                                Sole Proprietorship        Limited Liability Company          Other
                                                                                                     ------------------------
   17. Have you, or any business owned in whole or part by you, ever been in bankruptcy or
       any similar proceedings? (If yes, provide date discharged, type and chapter)..................          Yes       No

DETAILS TO QUESTIONS 7-17
----------------------------------------------------------------------------------------------------------------------------
   Quest. # Include dates and details as requested above.

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



AA 1800                                                                                                              Page 6


LOGO
Principal
 Financial                                          Mailing Address:                Principal Life            Insurance
 Group                                              Des Moines, IA 50392-0001       Insurance Company         Application

Proposed Insured
                     -------------------------------------------------------------------------------------------------------
D.O.B. / / Policy Number (If known)
          -----  ------  --------                               ------------------------------------------------------------

PART B - (Continued)

MEDICAL HISTORY (Provide details to yes answers, questions 18-20 below)
----------------------------------------------------------------------------------------------------------------------------
   18. In the last ten years, have you had, been treated for or been diagnosed as having: a. high blood pressure, heart attack, chest pain, heart murmur, irregular heart beat,
          stroke, or any other disease or disorder of the heart or blood vessels?....................          Yes       No
       b. cancer or a tumor, cyst or growth?.........................................................          Yes       No
       c. asthma, bronchitis, emphysema, tuberculosis or any other disease or disorder of the
          lungs or respiratory system?...............................................................          Yes       No
       d. seizure, paralysis, headaches, multiple sclerosis or any other disease or disorder of
          the brain or nervous system?...............................................................          Yes       No
       e. chronic fatigue, stress, depression, anxiety or any other emotional or psychological
          disorder?..................................................................................          Yes       No
       f. hepatitis, colitis, ulcer, cirrhosis, irritable bowel or any other disease or disorder of
          the liver, gallbladder, pancreas or digestive tract?.......................................          Yes       No
       g. diabetes, borderline diabetes, sugar in the urine, thyroid disorder or any other disease
          or disorder of the glandular system?.......................................................          Yes       No
       h. kidney stones, nephritis, any blood or protein in the urine, sexually transmitted disease, prostate disorder, breast disorder or any other disease or disorder of the
          urinary or reproductive system?............................................................          Yes       No
       i. back or neck pain, disc problems, spinal sprain or strain, sciatica, arthritis, carpal
          tunnel syndrome, or any other disease or disorder of the bones, joints, or muscles?........          Yes       No
       j. any disease or disorder of the eyes, ears, nose, throat or skin?...........................          Yes       No
   19. (DI Only) Are you currently pregnant or have you had complications of pregnancy in the
       last ten years?...............................................................................          Yes       No
   20. In the last ten years, have you had, been treated for or been diagnosed as having HIV
       (Human Immunodeficiency Virus) infection, positive HIV (Human Immunodeficiency
       Virus) test or AIDS (Acquired Immunodeficiency Syndrome)?.....................................          Yes       No

DETAILS TO QUESTIONS 18-20
----------------------------------------------------------------------------------------------------------------------------
   Quest.      # For yes answers, include dates, details, diagnosis, types and results of treatment, healthcare provider's full name and
               address.

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AA 1800                                                                                                              Page 7

LOGO
Principal
 Financial                                          Mailing Address:                Principal Life            Insurance
                                                    Des Moines, IA 50392-0001       Insurance Company         Application

Proposed Insured
                     -------------------------------------------------------------------------------------------------------
D.O.B. / / Policy Number (If known)
          -----  ------  --------                               ------------------------------------------------------------

PART B - (Continued)

MEDICAL HISTORY (Provide details to yes answers, questions 21-26 below)
-----------------------------------------------------------------------------------------------------------------------------
   21. Who is your Primary Physician? None
       ----------------------------------------------------------------------------------------------------------------------
       a. Name Phone Number

          -------------------------------------------------------------------------------------------------------------------
          Street                                              City                           State      Zip

          -------------------------------------------------------------------------------------------------------------------
       b. Date last seen, reason and details

          -------------------------------------------------------------------------------------------------------------------
   22. In the last ten years:
       a. have you had any medical tests, hospitalization, illness or injury not provided in
          response to a previous question? (If yes, explain below)...................................          Yes       No
       b. have you consulted a doctor, chiropractor, psychiatrist, psychologist, counselor, therapist or other healthcare provider not provided in response to a previous
          question? (If yes, explain below)..........................................................          Yes       No
   23. Are you taking or have you been advised to take any medication or treatment not
       provided in response to a previous question? (If yes, explain below)..........................          Yes       No
   24. Current Ht.              Wt.           Have you lost more than 10 lbs. in the last year?......          Yes       No
                    ----------       -------
       If yes,              lbs./kgs.  Indicate reason

               -------                              -------------------------------------------------------------------------
   25. a. Has either of your natural parents lived to at least age 60?...............................          Yes       No
       b. Do any of your natural parents or siblings have a history of diabetes, cancer, stroke
          or heart disease?..........................................................................          Yes       No
          If yes, provide details (i.e., relationship, type of disease, age diagnosed, current age or age at death):

          -------------------------------------------------------------------------------------------------------------------

          -------------------------------------------------------------------------------------------------------------------
   26. Have you ever had any life, health or disability insurance rated, ridered or declined?
       (If yes, explain below).......................................................................          Yes       No

DETAILS TO QUESTIONS 21-26
----------------------------------------------------------------------------------------------------------------------------
   Quest. # Include dates and details as requested above.

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